                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 16, 1998
                                  -------------
                Date of Report (Date of Earliest event reported)

                            U.S.B. Holding Co., Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     1-12811
                                     -------
                            (Commission File Number)

                                   36-3197969
                                   ----------
                        (IRS Employer Identification No.)

                               100 Dutch Hill Road
                           Orangeburg, New York 10962
                           --------------------------
                    (Address of principal executive offices)

                                 (914) 365-4600
                                 --------------
               Registrant's telephone number, including area code


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Item 5.           Other Events

         On July 16, 1998, U.S.B. Holding Co., Inc. (the "Company") issued a press release (the "Press Release") reporting certain operating results of the Company for the quarter ended June 30, 1998. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith.

           Exhibit No.      Description of Exhibit
           -----------      ----------------------
              99            Text of press release, dated July 16, 1998,
                            issued by U.S.B. Holding Co., Inc.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               U.S.B. HOLDING CO., INC.



                               By:/s/ Steven T. Sabatini
                                  ----------------------
                                  Name:   Steven T. Sabatini
                                  Title:  Senior Executive Vice President and
                                          Chief Financial Officer (principal
                                          financial officer)

Date:  July 17, 1998



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